©2008 Discover Financial Services March 20, 2008 Financial Community Briefing Exhibit 99.1

©2008 Discover Financial Services Craig Streem VP, Investor Relations Welcome

©2008 Discover Financial Services
Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are
intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.  The presentation has been prepared solely for informational purposes, is neither an offer to sell nor the solicitation of an offer to buy any security or instrument.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Form 10-K for the year ended November 30, 2007 and the Company’s 1
st
Quarter Earnings Release furnished on Form 8-K dated
March 19, 2008, each of which is on file with the SEC.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding
Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Regulatory Matters"
and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the
Company’s Information Statement that is included as part of the Company’s Form 10-K for the year ended
November 30, 2007, which is on file with the SEC.
The historical financial information prior to the Company’s spin-off from Morgan Stanley included in the presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during such periods presented.

©2008 Discover Financial Services David Nelms CEO Overview

©2008 Discover Financial Services
• PULSE and Discover Network
third-party payments business
– 4,500+ financial institutions
– $96.8Bn network volume
(2)
• Discover cards issued on Discover
Network
– 6
th
largest issuer
– $47.5Bn receivables
(1)
– $105.9Bn total volume
(2)
– 3
rd
largest U.S. merchant network
Third-Party
Payments U.S. Card
Business and Objectives
Note(s):
(1)
Receivables reported on a managed basis as of February 29, 2008
(2)
Volumes reported for the trailing four quarters ended 1Q08
©2008 Discover Financial Services
• 2.9% pretax ROMR
• 4%-8% loan growth
Objectives
• Maintain strong credit quality
• 18%+ third-party volume growth

©2008 Discover Financial Services
U.S. Card
• 2.9% pretax ROMR
• Maintain credit quality
• Grow loans 4 - 8%
Third-Party Payments
• Grow credit and debit volume 18%+
International
• Close Goldfish sale in 2Q
Performance Against Objectives
Objectives
1Q Results
(1)
24% volume growth
3.1% pretax ROMR
4.37% charge-off rate
3.93% 30+ day delinquency
2% growth (43% reduction in balance
transfers, 5% growth in sales)
Note(s):
(1)
Managed basis
On track

©2008 Discover Financial Services
Delinquency Trends (U.S. Card)
©2008 Discover Financial Services
0%
1%
2%
3%
4%
5%
6%
7%
8%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 1Q08
Managed 30+ Day Delinquency Rate

©2008 Discover Financial Services
$60
$70
$86
$94
$146
$79
$163
$5
2004 2005 2006 2007
Discover Card Discover Network Third Parties PULSE
$186
Network Volume
©2008 Discover Financial Services
DOJ
(Bn)

©2008 Discover Financial Services
U.S. Card
Credit
Payments
Earnings, Capital and Funding
Q&A
Today’s Agenda
Jim Panzarino
CHIEF CREDIT RISK OFFICER
Roger Hochschild
PRESIDENT & CHIEF OPERATING OFFICER
Roy Guthrie
CHIEF FINANCIAL OFFICER
Harit Talwar
EXECUTIVE VICE PRESIDENT, DISCOVER NETWORK

©2008 Discover Financial Services Roger Hochschild President & COO U.S. Card

©2008 Discover Financial Services
Discover Vision & Mission
To be the most
rewarding relationship
consumers and businesses
have with a
financial services company
To help people
spend smarter,
manage debt better
and save more
so they achieve a
brighter financial future
Vision Mission

12 ©2008 Discover Financial Services U.S. Card Growth Foundation • Distinctive brand • Leading rewards • Proprietary network • World-class customer experience • Strong risk management

Google

DISCOVER FINANCIAL SERVICES

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DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
15%
23%
24%
28%
58%
60%
AMEX Discover  Capital
One
Chase Citi BofA
Strong Brand
Unaided Issuer Brand Awareness
Source: GfK Arbor, 4Q07 data
2008 Brand Keys
Award Winners

©2008 Discover Financial Services
Citi
AMEX
JPM
Chase
Discover
BofA
Cap One
Discover Continues to Lead Cash Rewards
Household Ownership of
Cash Rewards Cards
(2)
Source: 2007 TNS Consumer Card Strategies Research Program
45%
4%
13%
15%
15%
14%
Note(s):
(1)
Comperemedia as of 1/9/08; per Discover fiscal quarters
(2)
Percentages add to >100% due to household use of multiple brands
15%
16%
22%
18%
16%
18%
18%
16%
15%
17%
20%
25%
27%
26%
24%
47%
41%
35%
41%
43%
4Q06 1Q07 2Q07 3Q07 4Q07
Discover Chase HSBC Other
Cash Reward Mail Share
(1)

DISCOVER
CARD

Money

DISCOVER
CARD
6011 0000 0000

BRANDWEEK

DISCOVER
CARD
6011 0000 0000

Kiplinger's

Miles
by DISCOVER
6011 0000 0000

SmartMoney

DISCOVER
Business
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ASSOCIATES

DISCOVER
FINANCIAL SERVICES

©2008 Discover Financial Services
More
Key Features
• 5% Cashback Bonus
Program with 15+
rotating categories
• Up to 1% unlimited
Cashback Bonus
New Products Expanding Cash Rewards
Motiva Open Road Miles Business
Key Features
• Full month’s interest
back for 6 consecutive
timely payments, twice
a year
• Up to 1% unlimited
Cashback Bonus
Key Features
• 5% Cashback Bonus
on gas and auto
maintenance
• Up to 1% unlimited
Cashback Bonus
Key Features
• Double Miles on
travel and restaurant
• 1 mile per dollar,
unlimited
• Travel with no
restrictions
Key Features
• 5% Cashback Bonus
on office supplies,
2% on gas
• Up to 1% unlimited
Cashback Bonus
• Fee-free Purchase
Checks with rewards
Target
• Confident credit users
who maximize rewards
Target
• Credit users who feel
traditional rewards
programs don’t address
their needs
Target
• Value-conscious
consumers open to
credit as a means of
savings
Target
• Credit users frustrated
with restrictive and
complex travel rewards
programs
Target
• Small businesses
needing cash flow
flexibility and superior
service
• Rated best in
category “cash-back”
card  6/07
• “A credit card it pays to
pay” 5/07
• Rated one of the “top
gasoline cards” 7/07
• “Versatile travelers: If
you’re frequently
traveling by plane, train
and automobile, rejoice”
5/07

Office DEPOT
KOHL'S expect great things
circuit city
BARNES&NOBLE www.bn.com
Sears
NIKE
TARGET
EVERY SEASON STARTS AT DICK'S SPORTING GOODS

JCPenney
Eddie Bauer EST. 1920
STARBUCKS COFFEE
CVS/pharmacy Expect something extra
BED BATH & BEYOND
GAP
BORDERS
BLOCKBUSTER
macy's way to shop
Red Lobster

DISCOVER FINANCIAL SERVICES

16 ©2008 Discover Financial Services Leverage Network Merchant Relationships ShopDiscover Partners 100+ Cashback Bonus Partners

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DISCOVER FINANCIAL SERVICES

17 ©2008 Discover Financial Services Leverage Merchant Relationships Discover Extras Mall Programs

©2008 Discover Financial Services
Large Merchants Small Merchants
Impact of Increased Acceptance
Acceptance Benefit
• Increase share of wallet
• Higher cardmember usage and
balance
• Improve new account response rates
• Appeal to new customer segments
Merchant Acceptance
% of Visa/MasterCard Merchants
~85%
(1)
3
rd
party
acquirer
opportunity
~100%
Note(s):
(1)
Acceptance estimate based upon Roper survey and data provided by third party acquirers

It's YOU
behind
the Card℠

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YourVoice

If the Card could speak,
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Call-Stars contest

It's YOU in the Spotlight

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DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
KNOWLEDGEXPO
2008
Over 120 Million Branded Phone Conversations
• Outstanding service is rooted in our
people and culture
• “Discover” service delivery is
enabled by:
– Integrated communications
– Targeted training and
coaching
– Effective performance metrics
– Flexible infrastructure and
online guidance

©2008 Discover Financial Services
World-Class Customer Service
Customer Service Agent Tenure
• 46% of agents are tenured at 3 yrs
• 11% of agents are tenured 10 yrs
42% 56% World Class Calls
(2)
66% 82% Overall Customer
Satisfaction
68%
87%
82%
95%
First Call Resolution
Calls Resolved
Avg Call
Center
Discover Measure
First Call Resolution
(1)
Source:
(1)
2007 Service Quality Benchmarking Report, Service Quality Measurement Group
Note(s):
(2)
World Class Calls: % of customers who are overall very satisfied (top box response) with their call center experience, are very satisfied with the top five service quality metrics (caring, helping, knowledge, decision and resolution) and their call was resolved
0-6
months
18%
1-3 years
22%
3-5 years
10%
5-10 years
25%
10+ years
11%
7-12
months
14%

DISCOVER CARD
My Profile
3 Messages
Customer Service
Welcome, Patrick Worthington
Cincinnati, OH | patrick.worthington@cablecompanyname.com
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Last login Mar. 17, 2007, 9:21 AM ET
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Recent Activity
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Tools & Advice
TOOLS & ADVICE
Get a clear view of your finances and reach your goals sooner.
$485
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Future Balance Trend
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If you're looking to make a major purchase, this calculator helps you see how it could affect your account, and what it should take to pay it down.
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Get free advice from financial experts.
Discover EDGE brings together practical financial information from an independent team of trusted experts—all in one convenient place.
Visit Discover EDGE
Power up Discover.com to get even more control over your account.
Set Up Your Profile
Use our profile assistant to choose your account settings and preferences in a flash.
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Secure Online Account Numbers
Shop securely online without revealing your real Discover Card number.
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Credit ScoreTracker
This new service helps you understand your credit score so you can make the best financial choices.
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Protection Solutions
Learn about a range of optional services that can help protect your credit and identity.
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DISCOVER FINANCIAL SERVICES

21 ©2008 Discover Financial Services Over 400 Million Internet Interactions

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DISCOVER FINANCIAL SERVICES

22 ©2008 Discover Financial Services Protection Products

©2008 Discover Financial Services
2007 J.D. Power
Card Satisfaction Index
Recognized Leader in Customer Experience
571
607
617
636
638
646 651
652
728 735
AMEX DFS Citi  Chase U.S.
Bank
WaMu Wells
Fargo
Cap
One
BofA   HSBC
#1 Rewards
Discover
Ranking
Satisfaction
Categories
#2 Problem Resolution
#2 Fees/Rates
#1 Billing/Pmt Proc
#2 Benefits/Features
Source: 2007 Credit Card Satisfaction Study-J.D. Power

©2008 Discover Financial Services
44%
44%
58%
67%
72%
77%
Discover Citi AMEX BofA Capital
One
Chase
Customer Experience Drives Cardmember Loyalty
Note(s):
(1)
Excluding Discover Financial Services and American Express
(2)
Latest Master Trust balances as of 3/18/08; based on receivables
(3)
Weighted average tenure of the receivables that are assets of the Chase Issuance Trust
> 5 Years
Cardmember Attrition Portfolio Tenure
(2)
(3)
4.5%
9.1%
Discover U.S. Industry Average
Source: Cardweb’s January 2007 Monthly Survey
(1)

©2008 Discover Financial Services Jim Panzarino SVP, Chief Credit Risk Officer Credit

26 ©2008 Discover Financial Services Risk Organization Capabilities • Prudent risk management orientation • Strong analytic talent • State-of-the-art statistical tools and systems

©2008 Discover Financial Services
Acquisition Process
• Systemic decisions
supplemented by manual
underwriting
• Apply credit criteria including
assessment of stability,
ability and willingness to pay
• Use internally derived credit
models incorporating
application and bureau data
• Assign credit line using
macroeconomic information
• Fully integrated acquisition
decision making and controls
New Credit Card Account
Average FICO Score at Booking
734 737 738 734
2004 2005 2006 2007

©2008 Discover Financial Services
Portfolio Management
• Profit-based decisioning
• Tradeline credit bureau data
• Customer level line increase/decrease strategies
• Internally developed models and strategies

©2008 Discover Financial Services
Portfolio Positioning in Current Environment
DFS Homeownership Distribution
(2)
DFS Mortgage Distribution
(2)
Demographic Profile
(1)
73%
48%
42%
65%
36%
30%
Married College Graduate Income > $75K
Discover Other Issuers
Mortgages
54%
Own
Outright
21%
Rent,
Other
25%
Fixed
Prime
73%
Fixed Non-
Prime
9%
ARM Non-
Prime
3%
ARM Prime
15%
Source:
(1)
TNS Financial Services’ 2007 Consumer Card Study
(2)
Based on Credit Bureau and internal data

©2008 Discover Financial Services
Effective Collections/Recovery Organization
Proactively work with customers
• Focusing on early identification, support and rehabilitation
• Using risk profiles and analytics to segment our customer
population and offer targeted repayment programs
• Utilizing our own 2,000+ U.S. based employees
• Not selling distressed assets

©2008 Discover Financial Services
Proactive Portfolio Management
Prior to the subprime difficulties
•
Identified areas of concern in our portfolio using tradeline data
•
Refined geographic risk rules for marketing activities and
credit line actions
•
Tightened underwriting criteria to applicants with
overextended mortgages
Once problems appeared
•
Identified and reduced marketing into rising risk areas
•
Suppressed automated line increases in riskier states
•
Closed potentially high-risk inactive accounts

©2008 Discover Financial Services
44%
44%
58%
67%
72%
77%
Discover Citi AMEX BofA Capital
One
Chase
10%
12%
12%
15%
14%
17%
6% 6%
7%
8%
9%
16%
18%
18%
22%
25%
6%
21%
Discover Chase Capital
One
Citibank BofA AMEX
California Florida
Portfolio Positioning Versus Peers
Source: Latest Master Trust balances as of 3/18/08; based on receivables
Note(s):
(1)
Weighted average tenure of the receivables that are assets of the Chase Issuance Trust
(2)
As represented by Chase’s CHAIT Master Trust
(1)
(2)
Distribution of Receivables Portfolio Tenure
> 5 Years

©2008 Discover Financial Services
3.0%
3.5%
4.0%
4.5%
4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Jan-08
Discover Industry
Master Trust 30+ Day Dollar Delinquency Rate
(1)
-60%
-40%
-20%
0%
20%
40%
60%
4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Jan-08
Discover Industry
Master Trust YOY Variance in Net Loss Rate
(1)
Source:
(1)
Industry includes Bank of America, Capital One, Chase and Citigroup
Credit Trends Versus Peers

©2008 Discover Financial Services Harit Talwar EVP, Discover Network Payments

DISCOVER NETWORK

pulse

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
Discover Network
- Branded, scaleable, signature network
- Broad product range with unique
functionality
- ‘Closed loop’ network benefits
- Reciprocal agreements with
ChinaUnion Pay and JCB
- 3
rd
largest PIN / POS network
$101Bn 20+
$91Bn 4,500+
Overview                                              Volume
(1)
Issuers
Note(s):
(1)
Trailing four quarters ending 1Q08

✓		✓
			✓
			✓
	✓		
		✓	
			✓
	✓		✓
		✓	

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
Issue PULSE
Issue Discover
Network
Acquire
Merchants
Bank of America
JPMorgan Chase
Citi
Capital One
HSBC N/A
Washington Mutual N/A
Wells Fargo
USAA Savings N/A
US Bank
GE Money
Relationships with Top 10 Banks
Note(s):
(1)
In partnership with First Data
(1)
(1)
(1)
• 8 of 10 issue or acquire
• 5 of 10 issue debit or credit

©2008 Discover Financial Services
PULSE Strategy
• Continue to grow customer base and market share
–
Competitive pricing
–
Exclusive relationships
• Drive revenue and earnings by leveraging highly scalable infrastructure and controlling expenses
• Build on success of Discover Network acceptance initiative to support marketing of Discover Debit
• Technology and product enhancements
–
Debit Protect
–
Reporting Analytics

©2008 Discover Financial Services
PULSE 2007 Highlights
2007 Market Share Transaction Volume Growth
16%
24%
2006 2007
Accel /
Exchange
4%
Other
4%
PULSE/
Discover
12%
Interlink /
Visa
41%
Star / FDC
29%
NYCE /
Metavante
10%
Source: ATM & Debit News, EFT Data Book (2008)

DISCOVER NETWORK DISCOVER NETWORK

DISCOVER NETWORK
DISCOVER NETWORK
DISCOVER NETWORK

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
Acceptance Model
Timeline
2005 2009
Internal
Systems/Operations
Sign 3rd
Party
Acquirers
2006 2007 2008
Implementation
• Implementation on track; 2008 new merchant boardings expected to exceed targets
• Acceptance parity tracking to internal milestones
• Signed 55 acquirers who service approximately 6 million merchant relationships
• Program and learnings have validated model and enhanced multiple processes
•
•
Support
•
Pre-DOJ
Small Merchants
Sales
Boarding
Large Merchants
Acquirer
New
Program
Acquirer
Acquirer

√	√	√
	√		
	√	√	√
	√	√	√
	√	√	
	√	√	√
	√	√	√
	√		
	√	√	
	√	√	√

√

©2008 Discover Financial Services
Acceptance – Execution Progress
1Q07 1Q08
Early results encouraging:
• 100% inclusion in fully integrated solution
• We estimate 34% of existing bank card
accepting merchants who did not accept
Discover Network have been boarded
New Outlets
Progress by Partner
132%
increase
Status
- Implementation underway
Interim
Program
Live
Integrated
Front end
Activating
Discover for
Bank Card
Portfolio
Chase Paymentech
Bank of America
First Data
NOVA Information Systems
Fifth Third
Wells Fargo
Global Payments
Heartland
First National Merchant Solutions
RBS Lynk

Opportunity knocks.

Nope. Offer your merchants a broader acceptance package at no extra cost to them, and opportunity bangs down the door.

Know Better.℠

Here's your chance to be a hero to your merchants. Let them know they can get a broader acceptance package that includes Discover® Network, and not pay any more than they do now. Not only will you make them happy, you'll make extra revenue on top of what you already earn from Visa® and MasterCard®. It's that easy. Now you know better.

DISCOVER NETWORK

DiscoverNetwork.com

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
• Multi-audience
•
Merchants
•
ISOs
•
Consumers
• Multi-Channel
•
Direct mail, telemarketing,
inserts
•
Merchant and ISO visits
and forum
•
Sweepstakes
•
Advertising
• Consumer communication
message development underway
Integrated Marketplace Communication

HSBC

AllianceData

MetaBank

nFinanSe

GE

Heartland Bank

Enjoy a double feature on us
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DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
Third-Party Issuing
• Strong brand choice
• Competitive interchange and assessments
• Robust product suite and acceptance
• Flexibility and ease of implementation
• Customized usage programs leveraging
merchant relationships
Leveraging Discover Network Relationships
Value Proposition Programs and Sample Issuers
• Consumer Credit
• Business Credit
• Payroll
• Private label
• Prepaid / Gift
Third-Party Volume (Bn)
$5.5
2005 2006 2007

©2008 Discover Financial Services
Third-Party Payments Economics
(MM) 2005 2006 2007 YOY %
Volume (Bn) $61.2 $73.2 $91.7 25%
Revenue 93 112 121 8%
Expenses (93) (84) (84) 1%
Pretax Income $0 $29 $37 28%
Profit Margin
0% 26% 31%

©2008 Discover Financial Services Roy Guthrie EVP, Chief Financial Officer Earnings, Capital and Funding

45 ©2008 Discover Financial Services 1Q Highlights EPS $0.50 Net Income $239MM Return on Average Equity 17% Continuing Operations

1Q90
1Q92
1Q94
1Q96
1Q98
1Q00
1Q02
1Q04
1Q06
1Q08(1)

DISCOVER
FINANCIAL SERVICES

©2008 Discover Financial Services
0
1
2
3
4
5
6
7
8
9
10
1M LIBOR Charge-Off Rate
Margin Offsets to Rising Credit Losses
• Market funding costs
decline when losses rise
• Fixed rate APR accounts
maintain pricing
• Higher delinquency rates
trigger higher finance
charges and late fees
• Potential reduction in promo
BTs supports higher yield
• Higher loan loss reserves
when delinquencies rise
• I/O asset revalues with
changes in charge-offs and
funding costs
Margin Response to Rising
Credit Losses
Industry Credit Card Losses Generally
Move Opposite to Market Interest Rates
Source: Federal Reserve and Economy.com
Note(s):
(1)
1Q08 data is quarter to date through 3/11/08
(2)
Represents credit card consumer loan charge-offs for top 100 commercial banks
(%)
(2)

©2008 Discover Financial Services
1Q Results – U.S. Card (Managed Basis)
Note(s):
(1)
Managed receivables
$MM % MR
(1)
$MM % MR
(1)
YOY %
Interest Margin $888 7.7% $983 8.1% 11%
Other Revenue 490 4.2% 602 5.0% 23%
Total Revenue $1,378 11.9% $1,585 13.1% 15%
Charge-Offs 447 3.9% 527 4.3% 18%
Reserve Build (41) -0.4% 100 0.8% N/M
Total Provision $406 3.5% $627 5.2% 54%
Expense 572 4.9% 583 4.8% 2%
Pretax Income
$400 3.5% $375 3.1%
(6%)
Average Receivables (Bn) $47.0 $48.9 4%
Sales (Bn)
$22.0 $23.2
5%
1Q07 1Q08

©2008 Discover Financial Services
Margin Offsets to Rising Credit Losses
U.S. Card (Managed Basis)
(% of Managed Receivables) 1Q07
1Q08
Interest Yield
(1)
12.5% 12.7%
Net Interest Expense
(2)
(4.8%) (4.6%)
Interest Margin
(3)
7.7% 8.1%
Charge-Offs (3.9%) (4.3%)
3.8% 3.8%
(MM)
Net Revaluation of Retained Interests $75
Change in Loan Loss Reserve (100)
Net Impact
($25)
Note(s):
(1)
Managed interest yield on credit card loans
(2)
Interest yield less interest margin
(3)
Net yield on managed loan receivables

©2008 Discover Financial Services
1
st
Quarter Results – Third-Party Payments
(MM) 1Q07 1Q08 YOY %
Total Revenue $31 $35 12%
Total Expense
19 19 0%
Pretax Income $12 $16 30%
Operating Profit Margin 38% 44%
Volumes (Bn)
PULSE $20.0 $24.8 24%
Third-Party Issuers $1.2 $1.5 27%

©2008 Discover Financial Services
Managed Balance Sheet
Note(s):
(1)
Includes discontinued operations
Consolidated
(Bn) 11/30/07 2/29/08
Assets
Cash and Cash Equivalents
$8.1 $8.3
Managed Receivables
47.4 46.6
Other Assets
(1)
10.3 11.3
Total Assets
$65.8 $66.2
Liabilities and Equity
Asset-Backed Securitization
$27.0 $27.7
Brokered CD and Other Bank Sources
27.2 27.1
Other Liabilities
(1)
6.0 5.7
Total Liabilities
$60.2 $60.5
Total Equity
5.6 5.7
Total Liabilities and Equity
$65.8 $66.2

©2008 Discover Financial Services
Asset-Backed Securitization
ABS Market Update
• ABS market continues to be
challenging but open for AAA issuance
–
Total 2008 YTD issuance of
$21.6Bn versus $18.6Bn
in 2007 YTD
(1)
• Depth of market participation has been
reduced and sub bonds are being
retained
• Discover has been active with two
recent public deals totaling $1.9Bn
• New issuances at wider spreads and
typically shorter durations
$1.6
$1.1
$2.6
$1.6
$3.7
$1.2
$2.3
$2.9
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
Total ABS Issuance ABS Maturities
Source:
(1)
Bank of America; ABS issuance through March
10th
for 2007 and 2008
Issuance
Maturities
Discover Card Master Trust/ DCENT (Bn)

©2008 Discover Financial Services
Credit Card Master Trust Excess Spreads
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Feb-07 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08
Discover
(I/C Subgroup)
Average of JPM, BofA, Citi (CHAIT,BACCT,CCCIT)

©2008 Discover Financial Services
$3.5
$18.5
$3.0
Brokered
Direct to Consumer and Others
Sweeps
Bank Deposit Funding
• CDs are issued through top tier
U.S. wealth management firms
• Discover continues to focus on
extending maturity profile by
issuing deposits in longer
tenures
• Direct-to-consumer deposit
issuance continues to grow
Bank Deposits – 1Q08 (Bn)

©2008 Discover Financial Services
Contingent Funding Sources
At Spin
(Bn) June 2007 November 2007 February 2008
Cash $5.1 $8.3 $8.3
AAA ABS Capacity 2.4 4.7 6.0
Bank Revolver 2.5 2.5 2.5
Total Contingent Funding $10.0 $15.5 $16.9
(1) (1)
Note(s):
(1)
Includes Goldfish liquidity

©2008 Discover Financial Services
10.5%
10.2%
11.5%
3Q07 4Q07 1Q08
Capital Management
Tangible Equity/Net Managed
Receivables Capital Management
• Capital has strengthened since
spin-off
–
Solid earnings
–
Sale of U.K. business
• Quarterly dividends of $0.06 per
share since spin-off
• Authorized up to $1 billion of share
repurchases over the next 3 years
• Stable long-term ratings at
Discover Bank
•
Fitch BBB+
•
Moody’s Baa2
•
S&P BBB
Note(s):
(1)
Net managed receivables include Goldfish receivables for 3Q07 and 4Q07; have been reclassified to discontinued operations in 1Q08
(1) (1)

©2008 Discover Financial Services
2008 Outlook
©2008 Discover Financial Services
• Continued rise in delinquencies and charge-offs (4.75%-5.00% full year)
• Spreads should widen as cost of funds decreases
• Funding environment choppy; ABS available, but remain at wider spreads
• Maintain lower balance transfer volumes/loan growth
• Maintain prime underwriting focus
• Remain conservative on liquidity and capital
• Aggressive focus on payments opportunities

©2008 Discover Financial Services David Nelms CEO Q&A